Exhibit 99 CERT

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

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I, Manfred Altstadt, Senior Executive Vice President and Treasurer of Mutual of
America Institutional Funds, Inc., certify that:

      1. I have reviewed this report on Form N-CSR of Mutual of America Institutional Funds, Inc.;

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

      3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

      Date: March 14, 2003

                                     /s/ MANFRED ALTSTADT*
                                     -------------------------------------------
                                     Manfred Altstadt
                                     Senior Executive Vice
                                     President and Treasurer of
                                     Mutual of America Institutional Funds, Inc.

   * Due to a medical disability, the President of registrant is unable to sign this Certification. Mr. Altstadt is the second ranking executive officer.


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                                                                     EX-99. CERT

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

--------------------------------------------------------------------------------

I, John R. Greed, Executive Vice President and Chief Financial Officer of Mutual of America Institutional Funds, Inc., certify that:

      1. I have reviewed this report on Form N-CSR of Mutual of America Institutional Funds, Inc.;

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

      3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

      Date: March 14, 2003

                                    /s/ JOHN R. GREED
                                    --------------------------------------------
                                    John R. Greed
                                    Executive Vice President and
                                    Chief Financial Officer of
                                    Mutual of America Institutional Funds, Inc.